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                                                                Exhibit 10.43(a)

                        AMENDMENT TO OPTION AGREEMENT 2

This Amendment to Option Agreement 2 between Altera Corporation and Taiwan Semiconductor Manufacturing Co., Ltd., dated October 1, 1995 (the "Option Agreement 2"), is effective as of December 1, 1999 (the "Effective Date") by and between Altera Corporation, a company organized under the laws of California, USA, with its current registered address at 101 Innovation Drive, San Jose, CA 95134, USA ("Customer"), and Taiwan Semiconductor Manufacturing Co., Ltd., a company organized under the laws of the R.O.C., with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. ("TSMC").

RECITALS

WHEREAS, Customer desires to change the registered address and amend the Capacity Factor Table in the Option Agreement 2; and

WHEREAS, TSMC desires to supply wafers in accordance to the Option Agreement 2 and the amended Capacity Factor Table.

AGREEMENT

In consideration of mutual covenants and conditions, both parties agree that all terms and conditions set forth in the Option Agreement 2 remain unchanged except the following:

1. Change the Customer Address from "2610 Orchard Parkway, San Jose, CA 95134-2020, USA" to "101 Innovation Drive, San Jose, CA 95134, USA" in the introduction Paragraph and in Section 10, the Notice Section, of the Option Agreement 2.

2. Replacement of Exhibit A, Capacity Factor Table, with the Exhibit A attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to Option Agreement 2 effective as of the Effective Date:


Taiwan Semiconductor                 Altera Corporation
Manufacturing Co., Ltd.


/s/   RON NORRIS                     BY: /s/   DENIS BERLEN
   ------------------                   --------------------------
Ron Norris                           NAME:  Denis Berlen
Sr. Vice President                        ------------------------
Worldwide Sales and Marketing        TITLE: Chief Operating Officer
                                          ------------------------



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                                   EXHIBIT A


                                      [*]



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.